SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]  Confidential, for Use of the
[X]   Definitive Proxy Statement                 Commission Only
[ ]   Definitive Additional Materials         (as permitted by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Fidelity Financial of Ohio, Inc.

                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
     0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


     (2)  Form, schedule or registration statement no.:


     (3)  Filing party:


     (4)  Date filed:

                [LETTERHEAD OF FIDELITY FINANCIAL OF OHIO, INC}




                                                                  April 12, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. (the "Company"). The meeting will be held at the Radisson Inn located at 11320 Chester Road, Sharonville, Ohio, on Tuesday, May 18, 1999, at 2:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     The Board of Directors of Fidelity Financial of Ohio, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Please be advised that the historical information set forth in the Proxy Statement relates to the Company and Fidelity Federal Savings Bank prior to the Company's merger of equals with Glenway Financial Corporation ("Glenway"). Accordingly, historical information relating to Glenway and Centennial Savings Bank prior to the merger of equals is not presented.

     Your continued support of and interest in Fidelity Financial of Ohio, Inc. are sincerely appreciated.

                                           Sincerely,


/s/ John R. Reusing                        /s/ Robert R. Sudbrook
John R. Reusing                            Robert R. Sudbrook
Chairman of the Board                      President and Chief Executive Officer

                        FIDELITY FINANCIAL OF OHIO, INC.
                               5535 Glenway Avenue
                             Cincinnati, Ohio 45238
                                 (513) 922-5959

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 1999

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. (the "Company") will be held at the Radisson Inn located at 11320 Chester Road, Sharonville, Ohio, on Tuesday, May 18, 1999, at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To elect four (4) directors for a three-year term, and until their successors are elected and qualified;

     2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 1999;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

     The Board of Directors of the Company has fixed April 5, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Robert R. Sudbrook
                                          Robert R. Sudbrook
                                          President and Chief Executive Officer
April 12, 1999
Cincinnati, Ohio




     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                        FIDELITY FINANCIAL OF OHIO, INC.
                          ----------------------------

                                 PROXY STATEMENT
                          ----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS


                                  May 18, 1999


General

     This Proxy Statement is being furnished to the stockholders of Fidelity Financial of Ohio, Inc. (the "Company"), the holding company of Centennial Bank (including all predecessors thereto, the "Bank"). On March 19, 1999, following receipt of all required regulatory and stockholder approvals, the Company completed the merger of equals with Glenway Financial Corporation ("Glenway"), pursuant to the merger of Glenway with and into a wholly owned subsidiary of the Company, and the subsequent merger of Fidelity Federal Savings Bank, a federally chartered savings bank and a wholly owned indirect subsidiary of the Company ("Fidelity Bank"), with and into Centennial Savings Bank, an Ohio-chartered savings bank and a wholly owned subsidiary of Glenway (collectively, the "Merger of Equals"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Radisson Inn located at 11320 Chester Road, Sharonville, Ohio, on Tuesday, May 18, 1999, at 2:00 p.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 12, 1999.

Voting Rights

     Only the holders of record of the outstanding shares of the common stock, $0.10 par value per share, of the Company ("Common Stock") at the close of business on April 5, 1999 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 9,119,619 shares of Common Stock issued and outstanding.

     Holders of record of Common Stock at the close of business on April 5, 1999 will be entitled to one vote per share on all matters that may properly come before the Annual Meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. A plurality of the total votes cast at the Annual Meeting is required to elect each director. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required to approve the ratification of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting of this proposal. Under rules of the New York Stock Exchange, the proposals for election of directors and ratification of independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on April 5, 1999 is necessary to constitute a quorum at the Annual Meeting.

Proxies

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted for the nominees for director described herein, for the ratification of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 1999, and, in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted for the matters set forth in the preceding sentence in the manner described above.

     A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Fidelity Financial of Ohio, Inc., 5535 Glenway Avenue, Cincinnati, Ohio 45238, Attention:
Secretary.

Beneficial Ownership

     The following table sets forth information as to the Common Stock beneficially owned, as of April 5, 1999, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) those executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal 1998, and (iv) all directors and executive officers of the Company as a group.



                                                 Amount and Nature of Beneficial
Name and Address of Beneficial Owner                       Ownership(1)                Percent of Class
------------------------------------             -------------------------------       ----------------
Employee Stock Ownership Plan Trust
5535 Glenway Avenue
Cincinnati, Ohio 45238                                        561,393(2)                     6.16%

Daniel W. Geeding                                              47,178(3)                      *
Joseph D. Hughes                                               63,843(4)                      *
Michael W. Jordan                                              21,178(5)                      *
Kenneth C. Lichtendahl                                         61,344(6)                      *
David A. Luecke                                                19,231(7)                      *
Constantine N. Papadakis                                       17,044(8)                      *
John R. Reusing                                               109,199(9)                     1.20%
Edgar A. Rust                                                113,506(10)                     1.24%
Thomas N. Spaeth                                              21,097(11)                      *
Paul D. Staubach                                              73,672(12)                      *
Robert R. Sudbrook                                            59,612(13)                      *
John L. Torbeck                                               44,919(14)                      *
Robert W. Zumbiel                                             34,963(15)                      *

All directors and executive officers
 of the Company as a group 16 persons)                       732,997(16)                     7.92%

--------------------------

*    Represents less than 1.0% of the issued and outstanding Common Stock.

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of April 5, 1999 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.


                                         (Footnotes continued on following page)

--------------------------

(2) The Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the ESOP by an agreement between the Company and Eastern Bank, who act as trustees of the ESOP ("Trustees"). As of April 5, 1999, 394,499 shares held in the Trust were unallocated and 166,894 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and allocated shares for which employees do not give instructions will generally be voted in the same ratio on any matter as to those shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law.

(3) Includes 1,470 shares as to which Mr. Geeding shares voting or investment power.

(4) Includes 1,953 shares held by the Company's ESOP for the account of Mr. Hughes, 2,159 shares held in the Company's 401(k) Retirement Plan and options to purchase 6,244 shares pursuant to the Company's 1997 Stock Option Plan.

(5) Includes options to purchase 5,203 shares pursuant to the Company's 1997 Stock Option Plan.

(6) Includes 9,132 shares as to which Mr. Lichtendahl shares voting or investment power.

(7) Includes 500 shares as to which Mr. Luecke shares voting or investment power and options to purchase 6,244 shares pursuant to the Company's 1997 Stock Option Plan.

(8) Includes options to purchase 6,244 shares pursuant to the Company's 1997 Stock Option Plan.

(9) Includes 337 shares as to which Mr. Reusing shares voting or investment power, 337 shares owned by Mr. Reusing's wife, options to purchase 11,438 shares pursuant to the Company's 1992 Stock Incentive Plan, options to purchase 6,804 shares pursuant to the Company's 1997 Stock Option Plan, 21,270 shares held by the Company's ESOP for the account of Mr. Reusing and 8,585 shares held by the Company's 401(k) Retirement Plan.

(10) Includes 13,770 shares held in a trust for which Mr. Rust is the trustee, 19,143 shares held by the Company's ESOP for the account of Mr. Rust and 24,174 shares held by the Company's 401(k) Retirement Plan.

(11) Includes 3,800 shares held in Mr. Spaeth's wife's IRA and options to purchase 6,244 shares pursuant to the Company's 1997 Stock Option Plan.


                                         (Footnotes continued on following page)

--------------------------

(12) Includes options to purchase 8,289 shares pursuant to the Company's 1992 Stock Incentive Plan, options to purchase 4,977 shares pursuant to the Company's 1997 Stock Option Plan, 11,559 shares held by the Company's ESOP for the account of Mr. Staubach, 3,444 shares held by the Company's 401(k) Retirement Plan, and 650 shares held in trust for Mr. Staubach's children, for which Mr. Staubach is custodian.

(13) Includes 4,242 shares held by the Company's ESOP for the account of Mr. Sudbrook, 480 shares held by the Company's 401(k) Retirement Plan and options to purchase 31,500 shares.

(14) Includes 9,249 shares which may be acquired upon the exercise of options.

(15) Includes options to purchase 6,244 shares pursuant to the Company's 1997 Stock Option Plan.

(16) Includes in the case of all directors and executive officers of the Company as a group, options to purchase 138,680 shares granted pursuant to the Company's stock option plans, 42,837 shares of Common Stock held for the account of participating executive officers in the Company's 401(k) Retirement Plan and 59,976 shares of Common Stock which are held by the trust established pursuant to the Company's ESOP, which have been allocated to the accounts of participating officers and consequently will be voted at the Annual Meeting by such participating officers.


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERM CONTINUES AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, each of which contains approximately one-third of the Board, and that the members of each class shall be elected for staggered three-year terms, and until their successors are elected and qualified. The Company currently has 12 directors.

         At the Annual Meeting, stockholders of the Company will be asked to elect four (4) directors for a three-year term, and until their successors are elected and qualified. The four nominees for election as directors were selected by the full Board of Directors, performing the functions of a Nominating Committee. All nominees currently serve as directors of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

         The Articles of Incorporation of the Company provide that stockholders of the Company may nominate persons for director in addition to nominees selected by the Board of Directors, provided that such nominations are in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company, 5535 Glenway Avenue, Cincinnati, Ohio 45238, not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of Company Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information reasonably requested by the Company.

Information with Respect to Nominees for Director and Continuing Directors

         The following tables present information concerning each nominee for director of the Company and each director whose term continues, including tenure as a director of Fidelity Bank and his principal occupation during the past five years. Each of the nominees is also a director of the Bank.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2002



                                                                Position with the Company and
                                                               Principal Occupation During the                 Director
Name                                 Age                               Past Five Years                         Since(1)
-------------------------------      ---------   ------------------------------------------------------------  ---------
Joseph D. Hughes                     47          Director;  Executive  Vice  President  of the  Company  and     1996
                                                 Executive Vice  President and Chief Lending  Officer of the
                                                 Bank since  October 1996;  Senior Vice  President of Circle
                                                 Financial  Corporation from September 1994 to October 1996;
                                                 President of People's  Savings  Association  from September
                                                 1994 to  October  1996;  Vice  President  of the Bank  from
                                                 January 1994 to August 1994;  President of First  Financial
                                                 Savings Association from April 1989 to December 1993.

Constantine N. Papadakis             53          Director;  President  of Drexel  University,  Philadelphia,     1995
                                                 Pennsylvania,  since  August  1995;  Dean of the College of
                                                 Engineering,  University of Cincinnati,  Cincinnati,  Ohio,
                                                 from February 1986 to July 1995.

Thomas N. Spaeth                     61          Director;  Chief  Financial  Officer of  Champion  Window &     1996
                                                 Manufacturing,  Inc. since October 1997; Partner,  Spaeth &
                                                 Batterberry,  Ltd. from 1983 to September  1997;  Certified
                                                 Public Accountant.

Robert R. Sudbrook                   56          Director;  President  and Chief  Executive  Officer  of the     1999
                                                 Company  and  Chairman  of the Board  and  Chief  Executive
                                                 Officer of the Bank since March 1999;  President  and Chief
                                                 Executive  Officer of Glenway and Centennial Bank from July
                                                 1996 to March  1999.  Mr.  Sudbrook's  29 years in  banking
                                                 began  with  Hawkeye  Bancorporation   ("Hawkeye").   Since
                                                 leaving  Hawkeye in 1978, Mr.  Sudbrook has served as chief executive  officer at  several  banks  including  a Society
                                                 Bank  affiliate  and  most recently North Side Bank & Trust
                                                 Company.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                        NOMINEES BE ELECTED AS DIRECTORS

                      DIRECTORS WITH TERMS EXPIRING IN 2000


                                                                  Position with the Company and
                                                                  Principal Occupation During the              Director
Name                                    Age                              Past Five Years                       Since(1)
-------------------------------      ---------   ------------------------------------------------------------  ---------
Daniel W. Geeding                       57       Director;  Dean of the College of  Business  Administration     1999
                                                 at Xavier  University  from 1988 through 1998.  Mr. Geeding currently  serves  as a  Professor  of  Management  and the
                                                 Director  of  the  Center  for  International  Business  at
                                                 Xavier  University.  Mr.  Geeding also serves as a director of Frisch's  Restaurants,  Inc. and Zaring  National Homes,
                                                 Inc.

Michael W. Jordan                       36       Director;  Executive  Vice  President  of Jordan  Realtors,     1995
                                                 Cincinnati,   Ohio,  since  1992;  associated  with  Jordan
                                                 Realtors since 1984.

Kenneth C. Lichtendahl                  50       Director;  President of Hudepohl-Schoenling Brewing Company     1999
                                                 since 1970; director of Cincinnati Financial Corporation.

Robert W. Zumbiel                       66       Director;  President  of  C.W.  Zumbiel  Company,  Norwood,     1993
                                                 Ohio, since 1974.



                      DIRECTORS WITH TERMS EXPIRING IN 2001



                                                                 Position with the Company and
                                                                Principal Occupation During the                 Director
Name                                   Age                               Past Five Years                         Since(1)
-------------------------------      ---------   ------------------------------------------------------------  ---------
David A. Luecke                         50        Director;   President  and  Chief   Executive   Officer  of     1994
                                                  Riemeier Lumber Company, Cincinnati, Ohio, since 1991.

John R. Reusing                         47        Chairman of the Board of the Company and  President  of the     1989
                                                  Bank  since  March  1999;  President  and  Chief  Executive
                                                  Officer of the  Company  from  October  1995 to March 1999;
                                                  President  and Chief  Executive  Officer of  Fidelity  Bank
                                                  from January 1989 to March 1999.


                                                                   Position with the Company and
                                                                  Principal Occupation During the               Director
Name                                    Age                               Past Five Years                       Since(1)
-------------------------------      ---------   ------------------------------------------------------------  ---------
Edgar A. Rust                           56       Director;  Chairman  of the Board of Glenway  from  October      1999
                                                 1993 to March 1999;  President and Chief Executive  Officer
                                                 of  Centennial  Bank from 1975 to August 1993;  Chairman of the Board of the Cincinnati Development Fund.

John L. Torbeck                         45       Director;  President of Torbeck Homes,  Inc., a residential      1999
                                                 construction  company located in Cincinnati,  a position he has held since the establishment of that Company in 1984.


---------------------------------

(1)  Includes service with Fidelity Bank.


Executive Officers Who Are Not Directors

     The following table sets forth certain information with respect to the executive officers of the Company who are not also directors of the Company. All executive officers of the Company are elected annually by the Board of Directors and shall serve at the discretion of the Board of Directors.


                                                                      Position with the Company and
                                                                     Principal Occupation During the
Name                                    Age                                  Past Five Years
-------------------------------      ---------   ------------------------------------------------------------------
Gregory P. Niesen                       33       Senior Vice  President  and  Treasurer of the Company and the Bank
                                                 since  March  1999;  Treasurer  and  Chief  Financial  Officer  of
                                                 Glenway,  and  Vice  President  and  Chief  Financial  Officer  of
                                                 Centennial Bank from August 1996 to March 1999;  Audit  Supervisor with Grant  Thornton  LLP in the  Financial  Institution  Services
                                                 Group from January 1993 to August 1996.


Thomas J. Schiller                      40       Executive  Vice  President  Commercial  Banking of the Company and
                                                 the Bank since March 1999;  Executive  Vice  President  Commercial
                                                 Banking of Centennial  Bank from December 1998 to March 1999; Vice
                                                 President  of  Commercial  Banking  with  Fifth  Third  Bank  from
                                                 November 1988 through July 1998.


                                                                     Position with the Company and
                                                                     Principal Occupation During the
Name                                    Age                                  Past Five Years
-------------------------------      ---------   ------------------------------------------------------------------
Elaine M. Schmidt                        53      Senior Vice President and Chief Operations  Officer of the Company
                                                 and the Bank since March 1999;  Senior  Vice  President  and Chief
                                                 Operations  Officer of Glenway and Centennial Bank from March 1997 to March 1999; Senior Vice President and Chief Operations  Officer
                                                 of  Northside  Bank & Trust  Company from  November  1990 to March
                                                 1997.


Paul D. Staubach                         38      Senior Vice President and Chief  Financial  Officer of the Company
                                                 and  the  Bank  since  May  1995;  Director  of the  Company  from
                                                 October 1995 to March 1999;  Vice  President  and Chief  Financial
                                                 Officer of the Bank from December 1990 to May 1995.


Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during 1998, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that Mr. Spaeth was late once in reporting one transaction.

The Board of Directors and Its Committees

         During the year ended December 31, 1998, the Board of Directors of the Company and the Bank met monthly and had special meetings from time-to-time as needed. The Board of Directors of the Company met 15 times and the Board of Directors of Fidelity Bank met 13 times. No director attended fewer than 75% in the aggregate of both the total number of Board meetings during 1998 and the total number of meetings of committees on which he served during the year.

         The entire Board of Directors of the Company acted as a Nominating Committee. The Board of Directors of the Company had established the following committees:

     The Audit Committee of the Company recommended independent auditors to the Board and reviewed the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's system of internal control with management and such independent auditors and reviewed regulatory examination reports. The Audit Committee was comprised of Messrs. Spaeth, Zumbiel and Luecke. The Audit Committee met three times during 1998.

     The Compensation Committee of the Company administered the stock benefit plans of the Company. The Compensation Committee reviewed existing compensation, investigated new and different forms of compensation and made recommendations with respect thereto to the Board of Directors. The Compensation Committee was comprised of Messrs. Jordan, Luecke, and Papadakis. The Compensation Committee meet three times during 1998.

     The Business Planning Committee of the Company engaged in strategic and long-term business planning. The Business Planning Committee was comprised of Messrs. Papadakis, Reusing, Staubach, Hughes and Jordan. The Business Planning Committee met three times during 1998.

     The Executive Committee of the Company was authorized to exercise the powers of the Board of Directors between regular meetings of the Board. The Executive Committee consisted of Messrs. Hughes, Reusing, Staubach, Spaeth and Zumbiel and met as often as deemed necessary. The Executive Committee met four times during 1998.

     The Bank had not established a nominating committee, the functions of which were performed by the Board of Directors.

Directors' Compensation

     Prior to the Merger of Equals, each non-employee member of the Board of Directors of Fidelity Bank was paid a base annual fee of $18,000 and each director who was an employee of Fidelity Bank received a base annual fee of $12,000. Directors of Fidelity Bank did not receive fees for committee meetings. As of March 19, 1999, each non-employee member of the Board of Directors of the Company is paid a base annual fee of $12,600 and is compensated $200 per Board and committee meeting. Directors who are employees of the Company do not receive any fees.

                             EXECUTIVE COMPENSATION
Summary


         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by Fidelity Bank (prior to the Merger of Equals) for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer and other executive officers of Fidelity Bank, whose total compensation during the last fiscal year exceeded $100,000. The Company currently does not pay separate compensation to its executive officers.


                                             Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Compensation                   Long Term Compensation
                                        --------------------------------------    --------------------------------

                                                                     Other               Awards            Payouts     All Other
          Name and                                                   Annual       ---------------------    -------   Compensation(3)
     Principal Position         Year    Salary(1)      Bonus      Compensation
                                                                      (2)
                                                                                             Restricted     LTIP
                                                                                  Options       Stock      Payouts
                                                                                               Awards
-----------------------------------------------------------------------------------------------------------------------------------
John R. Reusing                 1998    $172,000     $15,000(4)        --           --           --          --          $20,134
President and Chief             1997     178,154      10,000(5)        --         13,008(6)      --          --           22,267
Executive Officer(7)            1996     166,125      10,474           --           --           --          --           94,325
-----------------------------------------------------------------------------------------------------------------------------------
Joseph D. Hughes                1998    $145,900     $15,000(4)        --           --           --          --          $15,459
Executive Vice President and    1997     147,000      10,000(5)        --         10,407(6)      --          --           18,857
Chief Lending Officer           1996      24,462(8)      --            --           --           --          --              858
-----------------------------------------------------------------------------------------------------------------------------------
Paul D. Staubach                1998    $102,000     $15,000(4)        --           --            --         --          $11,429
Senior Vice President, Chief    1997     103,385      10,000(5)        --         10,407(6)       --         --           13,306
Financial Officer and           1996      98,400       5,733           --           --            --         --           51,600
Secretary
-----------------------------------------------------------------------------------------------------------------------------------

-----------------

(1) Includes directors' fees in the amount of $12,000, $12,000 and $16,500 for Messrs. Reusing and Staubach for the years ended December 31, 1998, 1997 and 1996, respectively, and $12,000, $12,000 and $3,000 for Mr. Hughes for the years ended December 31, 1998, 1997 and 1996, respectively. Also includes amounts deferred by the executive officer pursuant to the Company's 401(k) Retirement Plan, which allows employees to defer up to 15% of their salary per year.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officers, including an automobile allowance. The costs of providing such benefits to the named executive officers during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

                                         (Footnotes continued on following page)

----------------------

(3) During the year ended December 31, 1998, consists of amounts allocated, accrued or paid by the Bank on behalf of Messrs. Reusing, Hughes and Staubach for the allocation of shares pursuant to the ESOP of $15,519, $12,987 and $8,729, respectively, based upon a market value of $13.00 per share at December 31, 1998, and pursuant to the Company's 401(k) Retirement Plan of $4,615, $2,472 and $2,700, respectively.

(4)  Incentive bonuses were paid in January 1999 for goals achieved in 1998.

(5)  Incentive bonuses were paid in January 1998 for goals achieved in 1997.

(6) Consists of stock options granted pursuant to the Company's 1997 Stock Option Plan. Such stock options were adjusted as a result of a change in stockholders' equity due to a return of capital distribution which was paid in December 1997.

(7) Mr. Reusing became the Chairman of the Board of the Company and President of the Bank in March 1999 upon consummation of the Merger of Equals. Robert
     R. Sudbrook became the President and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Bank.

(8) Mr. Hughes joined the Bank as Executive Vice President and Chief Lending Officer in October 1996.

Stock Option Plans

         The Company has adopted the Bank's 1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the grant of options to purchase the Company's Common Stock to officers and employees of the Bank. The maximum number of shares of the Company's Common Stock that may be issued under the 1992 Stock Incentive Plan is 168,750 shares. As of December 31, 1998, options for 36,056 shares were outstanding under such plan, as adjusted for the return of capital distribution. A total of 134,385 shares had been exercised as of December 31, 1998.

         In connection with the formation of the Company, the Company adopted the 1997 Stock Option Plan, which provides for the grant of options to purchase the Company's Common Stock to directors, officers and employees of the Company. The maximum number of shares of the Company's Common Stock that may be issued under the 1997 Stock Option Plan is 227,810 shares. As of December 31, 1998, options for 152,109 shares were outstanding under the 1997 Stock Option Plan, as adjusted for the return of capital distribution. A total of 13,192 shares had been exercised as of December 31, 1998.

         In connection with the Merger of Equals, the Company also assumed 90,036 options which were previously awarded by Glenway to directors and officers of Glenway and its subsidiaries and which were adjusted to reflect the exchange ratio in the Merger of Equals.

         No options were granted to the named executive officers during the year ended December 31, 1998.

         The following table sets forth certain information (prior to the Merger of Equals) concerning exercises of stock options granted pursuant to the Company's 1997 Stock Option Plan and the 1992 Stock Incentive Plan by the named executive officers during the year ended December 31, 1998 and options held at December 31, 1998.


-------------------------------------------------------------------------------------------------------------------
                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                      Number of Options at               Value of Options at
                                                           Year End(1)                       Year End(2)
                                                    -----------------------------   -------------------------------
                           Shares
                        Acquired on     Value
         Name             Exercise    Realized      Exercisable  Unexercisable(3)   Exercisable   Unexercisable(3)
-------------------------------------------------------------------------------------------------------------------
John R. Reusing            4,000      $27,920         15,642           7,805         $105,215          $3,980
-------------------------------------------------------------------------------------------------------------------
Joseph D. Hughes             --          --            4,163           6,244          $ 2,123          $3,184
-------------------------------------------------------------------------------------------------------------------
Paul D. Staubach           3,800      $27,728         11,185           6,244          $78,339          $3,184
-------------------------------------------------------------------------------------------------------------------

--------------------

(1) As adjusted for (i) the exchange of common stock of Fidelity Bank in the conversion of Fidelity Federal Mutual Holding Company and the reorganization of Fidelity Bank to the stock holding company form of organization which was consummated on March 4, 1996 and (ii) as a result of a change in stockholders' equity due to a return of capital distribution which was paid in December 1997.

(2)  Based on a per share market price of $13.00 as of December 31, 1998.

(3) The options vested 20% at date of grant and 20% a year from the date of grant.

Management Recognition Plan

         In connection with the formation of the Company, the Company adopted the 1997 Management Recognition Plan and Trust ("1997 MRP"), which provides for the award of restricted Common Stock to directors, officers and employees of the Company. The restricted stock awarded pursuant to the 1997 MRP vests over five years, one-fifth per year from the date of grant. As of December 31, 1998, the maximum number of shares of the Company's Common Stock available for grant under the 1997 MRP was 91,124 shares, and as of such date the Company had granted 20,000 shares of restricted stock pursuant to such plan solely to outside directors of the Company.

Employment and Severance Agreements

     The Company and the Bank (collectively the "Employers") have entered into employment agreements with Messrs. Reusing, Hughes and Staubach. The Employers agreed to employ Messrs. Reusing, Hughes and Staubach for a term of three years in their respective current positions and at their respective current salaries, which salaries may be increased at the discretion of the Board of Directors from time to time. In addition, subject to satisfactory performance reviews by the Board of Directors, the employment agreements shall be extended on each anniversary date for an additional year so that the remaining term shall be three years.

     The employment agreements are terminable with or without cause by the Employers. Messrs. Reusing, Hughes and Staubach shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that either Mr. Reusing, Mr. Hughes or Mr. Staubach terminates his employment because of failure of the Employers to comply with any material provision of the respective employment agreement or (ii) such employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by Mr. Reusing, Mr. Hughes or Mr. Staubach as a result of certain adverse actions which are taken with respect to Mr. Reusing's, Mr. Hughes' or Mr. Staubach's respective employment following a Change in Control of the Company, as defined, Messrs. Reusing, Hughes and Staubach will be entitled to a cash severance amount equal to three times his respective base salary. In addition, Messrs. Reusing, Hughes and Staubach will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until such employee obtains full-time employment with another employer.

     A Change in Control is generally defined in the employment agreements to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     In the event that either Mr. Reusing's, Mr. Hughes' or Mr. Staubach's employment is terminated by the Employers for other than cause, disability, retirement or death or such employment is terminated by Mr. Reusing, Mr. Hughes or Mr. Staubach due to a material breach of the employment agreement by the Employers which breach has not been cured as set forth under the employment agreement, and as of the date of termination no Change in Control of the Company has occurred, no written agreement which contemplates a Change in Control of the Company and which still is in effect has been entered into by either or both of the Employers and no discussions and/or negotiations are being conducted which relate to the same, then Messrs. Reusing, Hughes and

Staubach will be entitled to a cash severance amount equal to his respective base salary which he would have earned over the remaining term of such employment agreement. In addition, Messrs. Reusing, Hughes and Staubach will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until such employee obtains full-time employment with another employer.

         The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         In connection with the Merger of Equals, the Company assumed the employment agreement between Centennial Bank and Mr. Sudbrook and the agreements between Centennial Bank and Messrs. Niesen and Schiller and Ms. Schmidt. Mr. Sudbrook's employment agreement has a term of three years and is subject to annual one-year extensions, at the discretion of the Board of Directors. The employment agreement provides for an annual salary of not less than $160,000. If Mr. Sudbrook is terminated at any time during such three-year term for any reason other than "just cause," as defined in the employment agreement, he will be entitled to receive an amount equal to his annual compensation for 36 months, subject to reduction to the extent necessary to comply with certain provisions of the Code. The agreements with Messrs. Niesen and Schiller and Ms. Schmidt provide, among other things, that in the event of a sale, merger or similar transaction which results in the elimination of the respective officer's position, each such officer would be entitled to receive severance pay amounting to two years' salary.

Compensation Committee Interlocks and Insider Participation

         During the year ended December 31, 1998, the Compensation Committee ("Committee") of the Company's Board of Directors, which was comprised of Messrs. Jordan, Luecke and Papadakis, reviewed compensation and benefits and recommended to the Board of Directors adjustments in such compensation. Messrs. Reusing, Hughes and Staubach did not participate or vote on their individual compensation. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 1998 is set forth below:

Report of the Compensation Committee on Executive Compensation

         The charter of the Committee is to assist the Company in carrying out its responsibility to evaluate, initiate and oversee executive compensation arrangements and shareholder-approved benefit plans. The overall goals of the Committee are to assist the Company in attracting and retaining qualified management and rewarding these individuals for performance goals that are achieved.

         The Compensation Committee annually evaluates the base salary and bonuses paid to the three executive officers of Fidelity Bank. Although the Company's assets exceed $500 million, compensation reports in the $250-$500 million range are utilized for comparisons due to Fidelity Bank's rapid growth through an acquisition. The overall goal of the Committee is to assist the Company in attracting and retaining qualified management. We feel the base compensation paid to the executive officers is commensurate within the thrift marketplace.

         Incentive bonuses were paid in January 1999 for goals achieved in 1998. All three executive officers received a bonus in the amount of $15,000.00 which represented 38% of the bonus pool.

         Following a review and approval by the Committee, all issues pertaining to executive compensation were submitted to the full Board of Directors for their approval. Messrs. Reusing, Hughes and Staubach did not participate or vote on their individual compensation packages.

                                Michael W. Jordan
                                 David A. Luecke
                            Constantine N. Papadakis

Performance Graph

         The following graph compares the yearly cumulative total return on the Common Stock for the period beginning March 4, 1996, the date the Company converted to a stock company and its stock began trading with (i) the yearly cumulative total return on the stocks included in the S&P 500 Total Return Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities All Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.



                              [PERFORMANCE GRAPH]




                                                                       Period Ending
                                    -------------------------------------------------------------------------------------
Index                                3/4/96     6/30/96     12/31/96      6/30/97     12/31/97      6/30/98     12/31/98
-------------------------------------------------------------------------------------------------------------------------
Fidelity Financial of Ohio, Inc.     100.00       96.19       111.68       145.26       163.40       170.26       139.96
S&P 500                              100.00      103.78       115.83       139.69       154.48       181.84       198.62
SNL Thrift Index                     100.00      104.01       129.87       168.35       220.99       227.98       194.36



Indebtedness of Management

         In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. Beginning in 1997, officers and directors receive a discount on their interest rate according to a policy for all employees. As of December 31, 1998, with the exception of Messrs. Jordan, Luecke, Hughes, Staubach and Spaeth (who had in the aggregate $471,600, $191,700, $147,300, $140,100 and $111,000, respectively, of first mortgage loans from Fidelity Bank as of such date, and Mr. Hughes (who had a $12,400 equity credit advance as of such date), no director, nominee for director or executive officer of Fidelity Bank, including members of their immediate family, had aggregate indebtedness to Fidelity Bank exceeding $60,000.

Transactions with Affiliates

         Michael W. Jordan, a director of the Company, is a broker and general manager of Jordan Realtors, Cincinnati, Ohio. Jordan Realtors received approximately $113,000 in real estate brokerage fees which were paid by customers of Jordan Realtors who were also borrowers of Fidelity Bank during the year ended December 31, 1998.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed Grant Thornton LLP as independent auditors for the Company for the year ending December 31, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Grant Thornton LLP that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Grant Thornton LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP, as independent auditors for the year ending December 31, 1999. A majority of the total votes present, in person or by proxy, at the Annual Meeting is required for ratification of the appointment of the independent auditors.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the main office of the Company no later than December 14, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article X.D. of the Company's Articles of Incorporation, which provides that to be properly brought before an annual meeting, business must be (a) properly brought before the meeting by or at the direction of the Board of Directors or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company, or not later than March 19, 2000 in connection with the 2000 Annual Meeting of Stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and the reasons for including such business at the meeting, and (b) certain other information set forth in the Articles of Incorporation. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of December 31, 1997 and 1998 and for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended December 31, 1998. Upon written request, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Fidelity Financial of Ohio, Inc., 5535 Glenway Avenue, Cincinnati, Ohio 45238, Attention: Secretary. The Annual Report on Form 10-K is not a part of this Proxy Statement.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Robert R. Sudbrook
                                    Robert R. Sudbrook
                                    President and Chief Executive Officer


April 12, 1999
Cincinnati, Ohio

FIDELITY FINANCIAL OF OHIO, INC.                                 REVOCABLE PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIDELITY FINANCIAL OF OHIO, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 1999 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Radisson Inn located at 11320 Chester Road, Sharonville, Ohio, on May 18, 1999, at 2:00 p.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.   Election of Directors

[ ]  FOR all nominees listed below              [ ] WITHHOLD authority to
     (except as marked to the                       vote for all nominees
        contrary below)                              listed below

     Nominees for three-year term: Joseph D. Hughes, Constantine N. Papadakis, Thomas N. Spaeth and Robert R. Sudbrook.


     To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below:


     --------------------------------------------------------------------------
2. Proposal to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal 1999.

       [ ]  FOR                  [ ]  AGAINST             [ ]  ABSTAIN

         In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.





                   (Continued and to be signed on other side)

         The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

         Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors and for Proposal 2, and otherwise at the discretion of the proxies.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. called for May 18, 1999, a Proxy Statement for the Annual Meeting and the 1998 Annual Report to Stockholders.

         PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


                                             Date:                  , 1999
                                                  ------------------

                                             ---------------------------------
                                             Signature


                                             ---------------------------------
                                             Signature

                                             Please sign exactly as your name(s)
                                             appear  on  this  Proxy.  Only  one
                                             signature  is  required in the case
                                             of a joint account. When signing in
                                             a representative  capacity,  please
                                             give title.